Q4 2019 Investor Presentation NASDAQ: BIOS

Disclaimer This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we may make regarding future revenues, future earnings, regulatory developments, market developments, new products and growth strategies, integration activities and the effects of any of the foregoing on our future results of operations or financial conditions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; and (iv) the loss of one or more key payers. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our reports as filed with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. All of the forward-looking statements herein are qualified by these cautionary statements. ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 2

Option Care Health at a Glance • Nation’s largest independent provider of home and 46 alternate site infusion services states • Clinical leadership and technology-enabled patient- 96% centered model of U.S. population covered National Footprint 3Q’19 Results (in millions) $2.7bn+ $616 combined 2018 revenue ~2,900 skilled clinicians $138 Top 10 $35 payers all in-network Revenue Gross Adj. 500+ Profit EBITDA frontline selling resources Option Care Health is reimagining the infusion care experience for patients, customers and employees ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 3

Leading Position in a Large and Growing Market1 U.S. Competitive Landscape – Home U.S. Infusion Market 1% Includes: hospitals, $100 B physician outpatient 6% / offices, SNFs and home 10% infusion $12 B U.S. Home Infusion Market 45% $12B 17% / Lowest-cost setting; growing penetration of overall market 21% Option Care Health $2.7 B2 Largest independent ⚫ Top 5 providers account for provider approximately half of the U.S. market ⚫ Significant market opportunity with 800+ infusion companies in the U.S. The U.S. Home Infusion Market is Growing by an Estimated 5-7% Per Year ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 1Market share based on management estimates 4 2Based on 2018 proforma revenue

Investment Highlights ✓ Only independent national provider in network with all national payers ✓ Right side of healthcare – independent, low cost care setting, patient centric ✓ Large, growing and highly fragmented market ✓ Significant merger-related cost synergies expected ✓ Improved free cash flow generation ✓ Balanced payer mix with mostly commercial reimbursement… low “pen stroke” risk ✓ Seasoned management team ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 5

On the Right Side of Healthcare Trends

The Home is the Disruptive Service Model within the Infusion Market

Remicade infusion example



$10,000
~77% cost savings
option care health
$2,300
Outpatient Hospital Setting
Home Infusion

Average cost for one infusion therapy cycle of Remicade (includes cost of drug)



The right place, the right team, and the right time.

IG infusion example



$9,800
~44% cost savings
option care health
$5,500
Outpatient Hospital Setting
Home Infusion

Average cost for one infusion therapy cycle (includes cost of drug)

Care is moving from the Hospital…

- **Higher cost** setting
- Potential for significant **waste**
- **Less desirable outcomes**, including infections and preventable deaths

…to the Home

- **$4 billion potentially saved** annually by shifting care to the home or alternate site
- **Lower cost, safer** site of care; lower risk of infection
- **Patient preference,** resulting in better quality of life

©2019 Option Care Health, Inc. All rights reserved. 19OCH00004

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Strength in Diversity


Therapy Revenue Split
~40%
~60%
Acute
Chronic

- No therapy category represents more than 20% of revenue
- Broad portfolio of chronic and acute therapies including more than 50 limited distribution therapies


Payer Mix[1]
~13%
~87%
Commercial
Government

- No payer more than 15% of revenue
- Low direct government reimbursement risk
- Productive payer relationships given independence

[1]Commercial also includes Medicare Advantage, Managed Medicaid and Patient Pay

Balanced revenue base across therapies and payers

©2019 Option Care Health, Inc. All rights reserved. 19OCH00004

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Acute vs Chronic Therapy Portfolios

Acute		Chronic
~40%	**% of Net Revenue**	~60%
50-70%	**Product Margin**	10-25%
Shorter, typically 1-12 weeks	**Average length of treatment**	Longer, typically months or for life
Anti-infectives, nutritional support, inotropic therapy	**Therapies**	Immunoglobulin, inflammatory, other chronic conditions
Generic, branded	**Type of drug utilized**	Branded, specialty biologic, limited distribution
Hospital Case Management / Physician	**Typical referral source**	Physician / Specialist

©2019 Option Care Health, Inc. All rights reserved. 19OCH00004

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Roadmap for Growth Realize synergy opportunities • Execution of defined short and longer-term integration synergies • Utilize improved capital structure and liquidity position to create investment plan Optimize and expand offerings • Alignment of acute and chronic sales activity against top market opportunities • Therapeutic-level market penetration and potential to increase share Capture the ambulatory setting • Optimization of Ambulatory Infusion Suite footprint and business model • Implement strategies to drive utilization Add value to payer relationships • Partnerships and site-of-care initiatives to drive patient volume • Opportunities to expand and evolve economic relationship Invest in growth enablers • Technology investments (internal and customer facing applications) • Additional opportunities to leverage clinical expertise • Data analytics and outcome reporting ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 9

Synergy Capture Roadmap Network Savings $20-$25M 18-24 months to realization Optimize assets to best serve the market SG&A Optimization $60M+ 12-18 months to realization $35-$40M Streamline corporate and administrative Annualized functions Net Savings1 Procurement Synergies 9 -12 months to realization $10-$15M Maximize procurement savings and combined organization 3Q 2019 Year End 2021 1Represents high-confidence level synergies estimate before cost to implement ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 10

Proven, Experienced Leadership Team



John Rademacher
Chief Executive Officer

- Joined Option Care in 2015 as COO and was appointed CEO in 2018
- Served as President and General Manager at Cardinal Health Ambulatory Care and Nuclear and Pharmacy Services divisions
- Former President at CareAllies and COO of the CIGNA Behavioral Health business



Mike Shapiro
Chief Financial Officer

- Joined Option Care in 2015 as CFO
- Served as SVP and CFO of Catamaran Corporation and as CFO of Rexnord Corporation
- Spent fifteen years with Baxter International, holding multiple positions of increasing responsibility
- Began career at Deloitte and is a CPA (inactive)



Harriet Booker
Chief Operating Officer

- Joined Option Care Health in August 2019 as COO following the merger with Bioscrip, where she held the same position since 2018
- Former Executive Vice President of Sales and COO for Coram/CVS Specialty Infusion Services
- Prior to that, served in various senior and executive-level roles at Walgreens – Option Care



Chris Hartman
Chief Growth Officer

- Joined Option Care in 2018 as Chief Commercial Officer, named Chief Growth Officer of Option Care Health in August 2019
- Served as Vice President, North America for Stryker Neurovascular
- Led U.S. Sales for Baxter International's BioSurgery Group and spent sixteen years with Boston Scientific Corporation in sales and marketing leadership roles



Rich Denness
Chief Strategy Officer

- Joined Option Care Health in August 2019 as Chief Strategy Officer following the merger with Bioscrip, where he served as Chief Commercial Officer since 2018
- Former GM at Schering-Plough, President at IVAX Laboratories, VP, Neurology at UCB, and CEO at Vycor Medical

©2019 Option Care Health, Inc. All rights reserved. 19OCH00004

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Q3 2019 Financial Highlights $ in millions Net Revenue Adjusted EBITDA Quarterly Highlights • Revenue of $616M, up 24.7% on a $616 $35 reported basis; up 2.3% on a comparable basis $494 • Gross margin of 22.4% increased 50 $26 bps on a reported basis • Adj. EBITDA of $35M, up 32.1% on a reported basis, mid-teens growth on a comparable basis o Impacted by bad debt policy harmonization • Strong liquidity with $53M in cash and no borrowings on $150M revolver Q3 2018 Q3 2019 Q3 2018 Q3 2019 • Funded initial integration strategy with cash on hand • Management expects to provide 2020 guidance with Q4 2019 results Note: Results on an as reported basis unless otherwise stated ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 12

Improved Capital Structure $ in millions Q3’19 Capital Structure Key Highlights Pro Forma Capitalization • Simple capital structure First Lien Term Loan $925 Second Lien 400 • $150mm ABL Revolver - Strong liquidity Total Debt $1,325 Cash 53 • Covenant-lite Net Debt $1,272 • Path to deleveraging Leverage Profile Total First Lien Debt / PF Adj. EBITDA 4.1x1 Total Debt / PF Adj. EBITDA 5.9x1 1 Based on Adj. EBITDA of $214.1mm as of 9/30/19 as defined by the First Lien Credit Agreement ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 13

Mike Shapiro Bob East, Asher Dewhurst, Jordan Kohnstam Chief Financial Officer Westwicke (312) 940-2538 (413) 213-0500 mike.shapiro@optioncare.com optioncarehealth@westwicke.com ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 14